United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2008

Monza Ventures Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-519676	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 802 - 738 Broughton Street

Vancouver, British Columbia

(Address of principal executive offices with zip code)

604-263-7337

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 4.01    Changes in Registrant's Certifying Accountant.

(a) Effective as of January 23, 2008, Vellmer & Chang, Chartered Accountants was dismissed as the principal independent accountants of Monza Ventures Inc. (the "Company").

For the past fiscal period, the reports of the former independent accountants, Vellmer & Chang, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for a "going concern" opinion issued in its reports for the year ended November 30, 2006.

During the Company's most recent fiscal year and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company's most recent fiscal year and any subsequent interim period preceding the date hereof, there were no reportable events (as described in paragraph 304(a)(1)(iv)(B) of Regulation S-B).

The Company has requested Vellmer & Chang to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 5, 2008, is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective as of January 28, 2008, the Company engaged McElravy, Kinchen & Associates, P.C., as its principal independent accountants to audit the financial statements of the Company. The change in the Company's independent accountants was approved by the Company's Board of Directors. During the Company's most recent fiscal year, and any subsequent period prior to engaging McElravy, Kinchen & Associates, P.C., neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted McElravy, Kinchen  regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement with the former accountant or a reportable event (as described in paragraph 304(a)(1)(iv) of Regulation S- B).

Item 9.01    Financial Statements and Exhibits

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibits:

16.1    Letter re change in certifying accountant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Monza Ventures Inc.

Signed: /s/ Andrew Wong

Name: Andrew Wong

Title: President

Date: February 6, 2008